UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                         March 24, 2005 (March 22, 2005)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


           OKLAHOMA                   1-13726                   73-1395733
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                     Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
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     (Address of principal executive offices)                      (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION.


     Effective March 22, 2005, Chesapeake Energy Corporation (the "Company") filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 500 shares of our 6.00% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 6.00% Preferred Stock were acquired by the Company as the result of conversions of the Preferred Stock into the Company's Common Stock, par value $0.01 per share, by the holders.



ITEM 9.01 - EXHIBITS

        (c)      Exhibits


                EXHIBIT NO.           DOCUMENT DESCRIPTION
                -----------           -------------------

                   3.1                Certificate of Elimination

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHESAPEAKE ENERGY CORPORATION



                                  By:     /s/ AUBREY K. MCCLENDON
                                          -------------------------------------
                                              Aubrey K. McClendon
                                            Chairman of the Board and
                                             Chief Executive Officer

Date:  March 24, 2005

                                  EXHIBIT INDEX


        EXHIBIT NO.             DOCUMENT DESCRIPTION
        -----------             --------------------

           3.1                  Certificate of Elimination